FORM 8-K/A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2002

                        NOVEX SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        New York                     0-26112                        41-1759882
(State of Jurisdiction)      (Commission File Number)      (IRS Employer ID No.)

16 Cherry Street               Clifton, New Jersey                    07014
(Address of Principal Executive offices)                          (Zip Code)

Registrant's telephone number, including area code 973-777-2307

                                                     Name of each exchange on
    Title of each class                                  which registered
    -------------------                              ------------------------
Common Stock $.001 par value                       OTC Electronic Bulletin Board

                       DOCUMENTS INCORPORATED BY REFERENCE

Location in Form 8-K/A                                     Incorporated Document
----------------------                                     ---------------------
None                                                       None

Item 1.     Changes in Control of Registrant. None

Item 2.     Acquisition or Disposition of Assets. None.

Item 3.     Bankruptcy or Receivership. None

Item 4.     Changes in Registrant's Certifying Accountant.

            (A.) The registrant's board of directors has voted not to reappoint Feldman Sherb & Co., P.C. ("Feldman Sherb") as its independent accountants effective October 9, 2002. The registrant's primary reason for changing auditors resulted from the registrant's plan to lower its operating costs, including fees paid for independent auditing work.

            No report by Feldman Sherb on the company's financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the years ended May 31, 2000 and 2001, which contained an explanatory paragraph regarding the registrant's ability to continue as a going concern.

            During the Company's two most recent fiscal years and the interim period preceding the date of Feldman Sherb's dismissal, the registrant had no disagreement with Feldman Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman Sherb, would have caused Feldman Sherb to make a reference thereto in Feldman Sherb's report on the consolidated financial statements for such periods.

            Feldman Sherb has not advised the registrant of any reportable event as defined in paragraphs (A) through (D) of Regulation S-K Item 304
            (a)(1)(v).

            The registrant, contemporaneously with the filing of the Form 8-K on October 10, 2002, provided Feldman Sherb with a copy of this disclosure and requested that Feldman Sherb furnish a letter to the registrant, addressed to the Securities and Exchange Commission, stating that it either agrees or disagrees with the statements made by the registrant herein. Feldman Sherb's response is attached to this Form 8-K/A as Exhibit 16.1.

            (B). The firm of Radin, Glass & Co., LLP has been engaged by the registrant as its independent certified accountants with the approval of its full board of directors.

Item 5.     Other Events. None.

Item 6.     Resignation of Registrant's Directors. None.

Item 7.     Financial Statements and Exhibits. None.

Item 8.     Change in Fiscal Year. None.

Item 9.     Sales of Equity Securities Pursuant to Regulation S. None

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in capacities and on the dates indicated and is duly authorized.

NOVEX SYSTEMS INTERNATIONAL, INC.


By: /ss/ Daniel W. Dowe
    -----------------------------
    Daniel W. Dowe, President

Dated: October 11, 2002


                                      iii